SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[X]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Under Rule 14a-12

                         THE ADVISORS' INNER CIRCLE FUND
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

                           CAMBIAR INTERNATIONAL FUND

                                   A SERIES OF

                         THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

Dear Shareholder:

Enclosed is a Notice, Proxy Statement and proxy card for a Special Meeting of Shareholders ("the Meeting") of the Cambiar International Fund (the "Fund"), a series of The Advisors' Inner Circle Fund (the "Trust"). The Meeting is scheduled for June 14, 2004. If you are a shareholder of record of the Fund as of the close of business on May 4, 2004, you are entitled to vote at the Meeting, and any adjournment of the Meeting, on a proposal to increase the Fund's advisory fee (the "Proposal").

Cambiar Investors LLC ("Cambiar"), the investment adviser to the Fund, has proposed that the schedule to the investment advisory agreement between Cambiar and the Trust be revised with respect to the Fund to increase Cambiar's advisory fee from an annual rate of 1.00% (the "Current Fee") to an annual rate of 1.10% (the "Proposed Fee"), based on average daily net assets of the Fund. Other than the change to the Fund's advisory fee rate as stated in the schedule, all other terms of the investment advisory agreement are unchanged. The Board of Trustees reviewed and approved the fee increase at its February 18, 2004 meeting. Based on information that the Board received from Cambiar, the Board concluded that it was in the best interests of shareholders to approve the fee increase and recommend that the Proposal be submitted to shareholders for approval. To help you further understand the Proposal, we have enclosed a Questions & Answers section that provides an overview of the Proposal.

YOUR VOTE IS IMPORTANT TO US. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting.

Thank you for you attention and consideration of this important proposal and for your investment in the Fund. If you need additional information, please call shareholder services at [number].



Sincerely,



James F. Volk
President



PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A [SELF-ADDRESSED, POSTAGE-PAID ENVELOPE] IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE [OVER THE INTERNET] OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

7


                         IMPORTANT NEWS FOR SHAREHOLDERS

We recommend that you read the complete Proxy Statement. For your convenience, we have provided a brief overview of the proposals to be voted on at the Meeting.

                              QUESTIONS AND ANSWERS

Q.       WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You are receiving these proxy materials - a booklet that includes the Proxy Statement and a proxy card - because you have the right to vote on this important proposal concerning your investment in the Fund (the "Proposal").

Q.       WHAT IS HAPPENING?

A. At the Board of Trustees meeting on February 18, 2004, Cambiar Investors LLC ("Cambiar"), the investment adviser to the Cambiar International Equity Fund (the "Fund") proposed that the schedule to the investment advisory agreement between Cambiar and the Trust be revised with respect to the Fund to increase Cambiar's advisory fee from an annual rate of 1.00% (the "Current Fee") to an annual rate of 1.10% (the "Proposed Fee"), based on average daily net assets of the Fund. Other than the change to the Fund's advisory fee rate as stated in the schedule, all other terms of the investment advisory agreement are unchanged.

         Based on the information it received at the meeting, the Board of Trustees considered and approved the Proposed Fee, subject to its further approval by the Fund's shareholders. In approving the Proposed Fee, the Board concluded that an increase in the investment advisory fee rate would be in the best interests of shareholders because it would enable Cambiar to remain committed to the long-term management of the Fund at a competitive fee level.

Q.       WHY IS CAMBIAR PROPOSING AN INCREASE IN THE FUND'S INVESTMENT ADVISORY
         FEE?

A. The Current Fee has been in place since the Fund's commencement of operations. In discussing the Proposed Fee with the Board, Cambiar stated that the amount of work involved and associated expenses related to providing investment advisory services to the Fund have increased substantially over the last two years. In addition, Cambiar has waived the entire amount of its advisory fee since the Fund's commencement of operations in order to keep the Fund's annual operating expenses from exceeding the Fund's expense cap. Under these circumstances, Cambiar believes that the Proposed Fee is necessary to allow Cambiar to continue to provide high quality investment advisory services to the Fund, without incurring undue financial hardship in doing so.

Q.       WHY AM I BEING ASKED TO VOTE ON THE PROPOSED FEE?

A. The Investment Company Act of 1940 (the "1940 Act"), the law that regulates mutual funds, requires shareholders to approve any increase in the investment advisory fee rate payable by a fund to its investment adviser. Because the Proposed Fee is higher than the Current Fee, it must be approved by shareholders.

Q.       WHAT HAPPENS IF THE PROPOSED FEE IS NOT APPROVED?

A. If the shareholders do not approve the Proposal, the Current Fee will remain in effect. However, Cambiar may request that the Board take such further action as it deems in the best interests of the shareholders of the Fund.

Q.       HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Trustees unanimously recommended that you vote "FOR" the Proposal. Please see "Board Recommendations" for a discussion of the Board's considerations in making its recommendation.

Q.       WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the Fund governance. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

Q.       I'm a small investor. Why should I bother to vote?

A. Every vote is important. If numerous shareholders just like you fail to vote, the Fund may not receive enough votes to go forward with the meeting. If this happens, the Fund will need to solicit votes again.

Q.       HOW DO I PLACE MY VOTE?

A. You may provide the Trust with your vote via mail, by Internet, by telephone, or in person. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call shareholder services at [number].

Q.       WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. Please call shareholder services at 1-800-___-___ between [8:30 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.]



PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                           CAMBIAR INTERNATIONAL FUND

                                   A SERIES OF

                         THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 14, 2004

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Cambiar International Fund (the "Fund") will be held at the offices of SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 on June 14, 2004 at 4:00 p.m. Eastern Time.

At the Meeting, shareholders of record ("Shareholders") will be asked to approve an amendment to the investment advisory agreement ("Revised Schedule") with Cambiar Investors LLC, the Fund's investment adviser ("Cambiar"), to increase the investment advisory fee rate payable by the Fund to Cambiar, and to transact such other business, if any, as may properly come before the Special Meeting.

All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by mail, by Internet, by telephone or in person. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting in person at the Meeting.

Shareholders of record at the close of business on May 4, 2004 are entitled to notice of and to vote at the Meeting or any adjournment thereof.


                                              By Order of the Board of Trustees


                                             ----------------------------
                                             James F. Volk
                                             President

                                             [__], 2004

                           CAMBIAR INTERNATIONAL FUND

                                   A SERIES OF

                         THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 14, 2004

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Advisors' Inner Circle Fund (the "Trust,") for use at the Special Meeting of Shareholders to be held on June 14, 2004 at 4:00 p.m. Eastern Time at the offices of SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, and at any adjourned session thereof (such Special Meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of the Cambiar International Fund (the "Fund") of record at the close of business on May 4, 2004 ("Shareholders") are entitled to vote at the Meeting.

As of May 4, 2004, the Fund had the following units of beneficial interest ("shares") issued and outstanding: [to be completed after record date]

           DISCUSSION OF PROPOSAL TO APPROVE A REVISED SCHEDULE TO THE
                         INVESTMENT ADVISORY AGREEMENT

INTRODUCTION. At the Board of Trustees meeting on February 18, 2004, Cambiar Investors LLC ("Cambiar"), the investment adviser to the Fund proposed that the schedule to the investment advisory agreement between Cambiar and the Trust be revised with respect to the Fund to increase Cambiar's advisory fee from an annual rate of 1.00% (the "Current Fee") to an annual rate of 1.10% (the "Proposed Fee"), based on average daily net assets of the Fund. Other than the change to the Fund's advisory fee rate as stated in the schedule, all other terms of the investment advisory agreement are unchanged. Based on the information it received at the meeting, the Board of Trustees considered and approved the Proposed Fee, subject to its further approval by the Fund's shareholders. AFTER CAREFUL CONSIDERATION, THE TRUSTEES UNANIMOUSLY RECOMMENDED THAT YOU VOTE "FOR" THE PROPOSAL. Please see "Board Recommendations" for a discussion of the Board's considerations in making its recommendation.

DESCRIPTION OF THE TERMS OF THE ADVISORY AGREEMENT. Cambiar serves an investment adviser to the Fund pursuant to an investment advisory agreement ("Advisory Agreement") dated June 24, 2002, between Cambiar and the Trust. The Advisory Agreement and the fee schedule as proposed to be revised are set forth as Exhibit A to this Proxy Statement.

Under the terms of the Advisory Agreement, Cambiar is responsible for providing the following investment advisory services to the Fund: (i) manage the investment and reinvestment of the assets of the Fund, (ii) continuously review, supervise and administer the investment program of the Fund, (iii) determine, in its discretion, assets to be held uninvested by the Fund, (iv) provide the Trust with records concerning Cambiar's activities that are required to be maintained by the Trust, and (v) render regular reports to the Trust's officers and Board of Trustees concerning Cambiar's discharge of the foregoing responsibilities. In addition to rendering such services, Cambiar provides, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform such services. In performing its investment advisory services to the Fund, Cambiar is subject to the control of the officers and the Board of Trustees of the Trust and in compliance with the investment objectives, policies and limitations of the Fund as set forth in the Fund's currently effective Prospectus, statement of additional information, and the requirements of the 1940 Act and other applicable law.

The Fund is responsible for payment of all its expenses other than those assumed by Cambiar. These Fund expenses are generally, but not always, direct charges relating to the following expenses: purchase and sale of portfolio securities, shareholder recordkeeping and shareholder account services, fees and disbursements of custodians, accounting and legal services, taxes and governmental fees, registering and qualifying shares for sale, printing and distributing reports, notices and proxy materials to shareholders, printing and distributing prospectuses to current shareholders, shareholders' meetings, fees and expenses of trustees who are not employees of or consultants to Cambiar or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. Other Fund expenses include Fund data processing and related services, cost of share certificates and any other expenses (including clerical expenses) of issue, sale, repurchase and redemption of shares, printing and filing reports and other documents filed with governmental agencies, and expenses of disbursing dividends and distributions.

The Advisory Agreement is scheduled to continue in effect until June 23, 2004, and may be continued from year to year thereafter if approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval or as otherwise required by the 1940 Act. The Advisory Agreement is currently nearing the end of its initial two-year term, and the Board of Trustees is scheduled to consider the continuation of the Advisory Agreement at its meeting scheduled for May 18, 2004. The Advisory Agreement can be terminated at any time and without penalty by Cambiar on at least 60 days' notice that it wishes to discontinue the Advisory Agreement. The Advisory Agreement can also be terminated at any time and without penalty by the Fund upon a vote of the outstanding voting securities on at least 60 days' written notice to Cambiar. The Advisory Agreement will terminate automatically upon its assignment, as such term is defined in the 1940 Act.

FEES PAID UNDER THE ADVISORY AGREEMENT.

o THE CURRENT FEE. Under the Advisory Agreement, Cambiar receives an investment advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets, as computed daily and paid monthly. For the most recent fiscal year ended April 30, [2004], the Fund paid [$_______] in investment advisory fees to Cambiar, of which Cambiar waived [the entire amount] (and made additional reimbursements to the Fund in the amount of [$_______] to maintain its voluntary expense limitations for the Fund. Currently, Cambiar has voluntarily agreed to limit the Fund's expenses to the extent necessary to keep its total annual operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.75% of the Fund's average daily net assets. Cambiar may discontinue all or part of its voluntary waiver at any time.

o THE PROPOSED FEE. Under the Proposal, Cambiar would receive an investment advisory fee from the Fund at an annual rate of 1.10% of the Fund's average daily net assets, as computed daily and paid monthly. If the Proposed Fee had been in effect for the most recent fiscal year ended April 30, [2004], the Fund would have paid [$_______] in investment advisory fees to Cambiar, of which Cambiar would have waived [the entire amount] (and made additional reimbursements to the Fund in the amount of [$_______] to maintain its voluntary expense limitations for the Fund. The Proposed Fee would have represented a gross (before waivers) increase of __% and a net (after waivers) increase of 0%. If the Proposal is approved, Cambiar intends to proportionately decrease its voluntary expense limitations for the Fund, i.e., Cambiar will voluntarily waive its investment advisory fee to the extent necessary to keep its total annual operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.85% of the Fund's average daily net assets. Cambiar may discontinue all or part of this voluntary waiver at any time.

The table below compares the Fund's operating expenses (including the investment advisory fee) for the fiscal year ended April 30, [2004] with the Current Fee in place to the Fund's hypothetical operating expenses for the same period if the Proposed Fee had been in place for the entire fiscal year.



ACTUAL FUND OPERATING EXPENSES                                WITH CURRENT FEE IN     WITH PROPOSED FEE IN
(EXPENSES DEDUCTED FROM FUND ASSETS)                                 PLACE                    PLACE
----------------------------------------------------------- ------------------------ ------------------------
Investment Advisory Fees                                             1.00%                    1.10%
Other Expenses                                                      [2.02%]                  [2.02%]
                                                                    -------                  -------
Total Annual Fund Operating Expenses                                [3.02%]                  [3.12%]
                                                                    -------                  -------
Voluntary Waivers                                                 [(1.27%)]*               [(1.27%)]**
Net Expenses (after Voluntary Waivers)                               1.75%                    1.85%

* Based on Cambiar's current voluntary agreement to limit the expenses of the Fund to the extent necessary to keep total annual fund operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.75% of the Fund's average daily net assets.

** Based on Cambiar's proposed voluntary agreement to limit the expenses of the Fund to the extent necessary to keep total annual fund operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.85% of the Fund's average daily net assets.

The following hypothetical illustrates the operating expenses you would incur if you invested $10,000 in the Fund for the periods shown and then redeemed all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that operating expenses remained the same:

                        1 YEAR      3 YEARS      5 YEARS        10 YEARS
   Current Fee           $305        $933         $1,587         $3,337
   Proposed Fee          $           $            $              $

The purpose of the table and the example above is to assist Shareholders in understanding the effect of the proposed investment advisory fee increase on the various costs and expenses of investing in shares of the Fund. The example is for comparison only and does not represent the Fund's actual or future expenses or return.

INFORMATION ABOUT THE ADVISER. Cambiar is organized as a Delaware limited liability corporation with its principal place of business at 2401 East Second Avenue 4th floor, Denver, CO 80206. Cambiar serves as investment adviser to another series of the Trust, the Cambiar Opportunity Fund. Cambiar also provides investment advice to other accounts, and as of 03/31/03 managed approximately $2.24 billion. Cambiar is wholly-owned by Cambiar LLLP, of which Brian M. Barish serves as general and limited partner.

The name and principal occupation of the principal executive officers of Cambiar are listed below:

---------------------------- -------------------------- -------------------------------------------------------------------
NAME                         TITLE                      PRINCIPAL OCCUPATION
---------------------------- -------------------------- -------------------------------------------------------------------
---------------------------- -------------------------- -------------------------------------------------------------------
Brian M. Barish              President, Treasurer &     President, Treasurer & Chairman of the Oversight Board of Cambiar
                             Chairman of the
                             Oversight Board
---------------------------- -------------------------- -------------------------------------------------------------------
---------------------------- -------------------------- -------------------------------------------------------------------
Nancy H. Wigton              Senior Vice President      Senior Vice President and Member of the Oversight Board of Cambiar
                             and Member of the
                             Oversight Board
---------------------------- -------------------------- -------------------------------------------------------------------
---------------------------- -------------------------- -------------------------------------------------------------------
Christine M. Simon           Vice President,            Vice President, Secretary and Member of the Oversight Board of
                             Secretary and Member of    Cambiar
                             the Oversight Board
---------------------------- -------------------------- -------------------------------------------------------------------

The address for each of the above individuals is c/o Cambiar Investments, 2401 East Second Avenue 4th floor, Denver, CO 80206.

[None of the Trustees have purchased or sold any securities of Cambiar.] For the most recent fiscal year ended April 30, 2004, the Fund [did not pay] any brokerage commissions to affiliated brokers.

BOARD CONSIDERATION OF THE PROPOSED FEE. At a meeting of the Board of Trustees held on February 18, 2004, the Board, including the Independent Trustees, approved that the fee schedule to the Advisory Agreement be revised to reflect the Proposed Fee for the Fund. In approving the Proposed Fee, the Trustees reviewed materials furnished by Cambiar and considered the Board's fiduciary obligations and the standards to be used by the Board and the Independent Trustees in reaching their decision.

The Board's consideration of the Proposed Fee was based upon financial, statistical and other information supplied to the Trustees by Cambiar and the Fund's other service providers, and on the Trustees' knowledge of Cambiar and the services it provides to the Fund. The Current Fee has been in place since the Fund's commencement of operations. In discussing the Proposed Fee with the Board, Cambiar stated that the amount of work involved and associated expenses related to providing investment advisory services to the Fund have increased substantially over the last two years. In addition, Cambiar noted that it had waived the entire amount of its advisory fee since the Fund's commencement of operations in order to keep the Fund's annual operating expenses from exceeding the Fund's expense cap. Cambiar stated that, under these circumstances, the Proposed Fee would be necessary to allow Cambiar to continue to provide high quality investment advisory services to the Fund, without incurring undue financial hardship in doing so.

The Board received materials comparing the Proposed Fee to those paid to investment advisers of comparable mutual funds focussing on international equity securities. The comparative materials, which were obtained from an independent and unaffiliated research provider, indicated that the Proposed Fee was comparable to those of peer funds and that the Fund's overall expense ratio, after Cambiar's voluntary waiver, would remain competitive with the Proposed Fee in effect. In addition to comparative fee information and analysis of the economic impact of the Proposed Fee, the Board of Trustees specifically considered the following additional factors as relevant to its determination to approve the Proposed Fee, including: (1) the quality of Cambiar's investment management and other services; (2) Cambiar's investment management personnel;
(3) Cambiar's operations and financial condition; (4) the level of the advisory fees that Cambiar charges the Fund compared with the fees it charges to comparable mutual funds or accounts; (5) Cambiar's voluntary fee waiver arrangements with the Fund; (6) Cambiar's level of profitability from its Fund-related operations; (7) Cambiar's reputation, expertise and resources in domestic financial markets; and (8) the Fund's performance compared with similar mutual funds. Based on the materials provided to the Board, the Trustees, including all of the Independent Trustees, concluded that revising the fee schedule to the Advisory Agreement to reflect the Proposed Fee was in the best interests of the Fund and its shareholders.

BOARD RECOMMENDATION. In approving the Proposed Fee, the Board concluded that an increase in the investment advisory fee rate would be in the best interests of shareholders because it would enable Cambiar to remain committed to the long-term management of the Fund at a competitive fee level. Based upon its evaluation of all factors deemed relevant, the Board of Trustees, including all of the Independent Trustees, concluded that the Proposed Fee would be in the best interests of the Fund and its shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REVISED SCHEDULE TO THE FUND'S ADVISORY AGREEMENT.

                                OTHER INFORMATION

GENERAL. As used in this proxy statement, the Trust's Board of Trustees is referred to as the "Board," and the term "Trustee" includes each trustee of the Trusts. A Trustee that is an interested person of the Trusts is referred to in this proxy statement as an "Interested Trustee." A Trustee may be an interested person of the Trust because he or she is affiliated with one or more of the Trust's investment advisers, although none of the Trustees are affiliated with the Fund's investment adviser. Trustees that are not interested persons of the Trust are referred to in this proxy statement as "Independent Trustees."

The Trust is organized as a Massachusetts business trust and, as such, is not required to hold annual meetings of Shareholders. The Board has called the Meeting in order to permit the Shareholders to consider and vote on the Proposal. If you wish to participate in the Meeting you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust c/o SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the meeting. Should Shareholders require additional information regarding any of the proposals contained in the Proxy Statement, or replacement proxy cards, they may contact the Fund at 1-800-[___-____].

In addition to the solicitation of proxies by mail, the Board and officers of the Trust, as well as employees of any proxy soliciting firm engaged by the Trust, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. [The Adviser] will bear the costs of the Shareholders' Meeting and proxy materials. The proxy card and this Proxy Statement are being mailed to Shareholders on or about May 14, 2004.

Shares represented by duly executed proxies will be voted in accordance with the instructions given. All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card.

QUORUM AND MEETING ADJOURNMENTS. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. A majority of the Trust's (or Fund's, as applicable) shares entitled to vote on the Proposal constitutes a quorum. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote against the proposal.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the Proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST the Proposal, against such an adjournment.

VOTE REQUIRED TO APPROVE PROPOSALS. If a quorum is present at the Meeting, the approval of the Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund to approve the Proposal. Under the Investment Company Act of 1940, as amended, (the "1940 Act"), the vote of a "majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

BENEFICIAL OWNERSHIP INFORMATION. As of May 4, 2004, the following persons were the only persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of the shares of the Fund.

--------------------------------- ---------------------------------------------------- ------------------ -----------------
Fund                                               Name and Address                    Number of Shares    Percentage of
                                                  of Beneficial Owner                                       Fund Shares
--------------------------------- ---------------------------------------------------- ------------------ -----------------
--------------------------------- ---------------------------------------------------- ------------------ -----------------
[to be completed]
--------------------------------- ---------------------------------------------------- ------------------ -----------------
--------------------------------- ---------------------------------------------------- ------------------ -----------------

--------------------------------- ---------------------------------------------------- ------------------ -----------------
--------------------------------- ---------------------------------------------------- ------------------ -----------------

--------------------------------- ---------------------------------------------------- ------------------ -----------------
--------------------------------- ---------------------------------------------------- ------------------ -----------------

--------------------------------- ---------------------------------------------------- ------------------ -----------------
--------------------------------- ---------------------------------------------------- ------------------ -----------------

--------------------------------- ---------------------------------------------------- ------------------ -----------------
--------------------------------- ---------------------------------------------------- ------------------ -----------------

--------------------------------- ---------------------------------------------------- ------------------ -----------------

SHAREHOLDERS SHARING THE SAME ADDRESS

If two or more Shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the Shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address. Please call [number] or forward a written request to the Trust c/o SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If any other matter may properly come before the Meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time on such matters. No annual or other special meeting is currently scheduled for the Trust. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the Meeting because inclusion and presentation are subject to compliance with certain federal regulations.

SHAREHOLDER PROPOSALS

The Trust is not required to hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion or presentation in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust c/o SEI Investments, One Freedom Valley Drive, Oaks, PA 19456.

COMMUNICATIONS WITH THE BOARD

Shareholders wishing to submit written communications to the Board should send their communications to The Advisers' Inner Circle Fund, c/o SEI Investments, One Freedom Valley Drive, Oaks, PA 19456. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

For a free copy of the Trust's most recent annual report (and most recent semi-annual report succeeding the annual report, if any), Shareholders may call 888-777-8227 or write to the Fund at The Cambiar Funds, PO Box 219009, Kansas City, MO 64121.

   PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A
    SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                                                                     Exhibit A

                         THE ADVISORS' INNER CIRCLE FUND

                          INVESTMENT ADVISORY AGREEMENT

         AGREEMENT made this 24th day of June, 2002, by and between The Advisors' Inner Circle Fund, a Massachusetts business trust (the "Trust"), and Cambiar Investors, LLC, a Delaware limited liability corporation (the "Adviser").

         WHEREAS, the Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") consisting of several series of shares, each having its own investment policies; and

         WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to such portfolios listed in Schedule A as the Trust and the Adviser may agree upon (the "Portfolios"), and the Adviser is willing to render such services:

         NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. DUTIES OF THE ADVISER. The Trust employs the Adviser to (a) manage the investment and reinvestment of the assets, (b) to continuously review, supervise, and administer the investment program of the Portfolios, (c) to determine, in its discretion and without prior consultation, the securities or investment instruments to be purchased, sold, lent or otherwise traded, (d) to provide the Trust, and any other agent designated by the Trust, with records concerning the Adviser's activities which the Trust is required to maintain and (e) to provide other reports reasonably requested by the Trust's administrator or the Trust's Officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities.

         The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with (x) such policies as the Trustees may from time to time establish and communicate in writing to the Adviser, (y) the objectives, policies, and limitations for each Portfolio set forth in its respective prospectus and statement of additional information, which may be amended from time to time, and (z) applicable laws and regulations.

         The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

2. PORTFOLIO TRANSACTIONS. The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolios with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolios and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolios and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to the Portfolios and/or other accounts over which they exercise investment discretion. The Adviser will promptly communicate to the Trust, and any agent designated by the Trust such information relating to portfolio transactions as they may reasonably request.

         It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Trust to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Portfolios' Prospectuses and Statement of Additional Information.

3. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate specified in Schedule A, which is attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule A, to the assets. The fee shall be based on the average daily net assets for the month involved.

         All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

4. OTHER EXPENSES. The Adviser shall pay all expenses, not otherwise paid by third parties, of printing and mailing reports, prospectuses, statements of additional information, and sales literature relating to the solicitation of prospective clients. The Trust shall pay all expenses relating to mailing to existing shareholders prospectus(es), statement(s) of additional information, proxy solicitation material and shareholder reports.

5. EXCESS EXPENSES. If the expenses for any Portfolio for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which shares of a Portfolio are qualified for offer and sale, the Adviser shall bear such excess cost.

         However, the Adviser will not bear expenses of any Portfolio which would result in the Portfolio's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a reduction in the fee payable to the Adviser for such month pursuant to Section 3 and, if such reduction shall be insufficient to offset such expenses, by reimbursing the Trust.

6. REPORTS. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

7. STATUS OF THE ADVISER. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not, during the term of this Agreement, materially impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

8. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

9. LIMITATION OF LIABILITY OF THE ADVISER. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby. (As used in this Paragraph 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

10. PERMISSIBLE INTERESTS. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise. In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser to the extent permitted by applicable law and any procedures approved by the Board of Trustees of the Trust.

11. LICENSE OF THE ADVISER'S NAME. The Adviser hereby agrees to grant a limited-purpose, non-exclusive, world-wide license to the Trust for use of its name in the names of the Portfolios for the term of this Agreement and such license shall terminate upon termination of this Agreement.

12. DURATION, AMENDMENT AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Portfolio; provided, however, that if the shareholders of any Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

         This Agreement may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the U.S. Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

         This Agreement may be terminated as to any Portfolio at any time, without the payment of any penalty by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

         As used in this Section 12, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the Commission under said Act.

13. CHANGE IN THE ADVISER'S OWNERSHIP. The Adviser agrees that it shall notify the Trust of any change in the ownership of the Adviser within a reasonable time after such change.

14. NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice: if to the Trust, at One Freedom Valley Road, Oaks, PA 19456 and if to the Adviser, at 2401 East Second Avenue, Suite 400, Denver, Colorado 80206.

15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16. GOVERNING LAW. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

         A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

         No portfolio of the Trust shall be liable for the obligations of any other portfolio of the Trust. Without limiting the generality of the foregoing, the Adviser shall look only to the assets of the Portfolios for payment of fees for services rendered to the Portfolios.

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.


THE ADVISORS' INNER CIRCLE FUND             CAMBIAR INVESTORS LLC

By: ____________________                    By: ____________________

Attest:  __________________                 Attest: __________________

                                   SCHEDULE A
                              DATED [JULY 1, 2004]
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                               DATED JUNE 24, 2002
                                     BETWEEN
                         THE ADVISORS' INNER CIRCLE FUND
                                       AND
                              CAMBIAR INVESTORS LLC


Pursuant to Article 3, the Trust shall pay the Adviser compensation at an annual rate as follows:

         Portfolio                                                    Fee

         Cambiar Opportunity Fund                                     1.00%
         Cambiar International Equity Fund                            1.10%

                         THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456
                                  [1-XXX-XXXX]

                           CAMBIAR INTERNATIONAL FUND

              FORM OF PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
             THE SPECIAL MEETING OF SHAREHOLDERS DATED JUNE 14, 2004

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints William E. Zitelli, Jr. and Laurie Brooks as proxies and each of them, each with full power of substitution, to vote all of the shares of stock outstanding in the name of undersigned (the "Shares") at the Special Meeting of Shareholders of the Cambiar International Fund (the "Fund"), a series of the The Advisors' Inner Circle Fund (the "Trust") to be held at the offices of the Fund's administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, at 4:00 p.m., Eastern Time, on June 14, 2004, and any adjournments or postponements thereof (the "Meeting"); and the undersigned hereby instructs said proxies to vote:


Proposal:            To approve an amended fee schedule to the investment
                     advisory agreement between the Trust, on behalf of the Fund, and Cambiar Investors LLC (a form of which is attached to the Proxy Statement as Exhibit A), to increase the Fund's investment advisory fee from 1.00% to 1.10%.

                                    ____For ____Against ____Abstain

This Proxy will, when properly executed, be voted as directed herein by the signing shareholder. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the Shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________________, 2004               ___________________________
                                                 Signature of Shareholder


                                                 ---------------------------
                                                 Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND. [INSERT INTERNET VOTING INSTRUCTIONS HERE]